UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007–April 30, 2008

Item 1: Reports to Shareholders

Vanguard® Windsor™ Fund Semiannual Report

April 30, 2008

>	Vanguard Windsor Fund returned –14.8% for the six months ended April 30, trailing the negative returns of its benchmarks.

>	Like investors as a group, Windsor sustained sizable losses in financial stocks. The fund also paid a price for its substantial investments in technology, health care, and airlines.

>	Energy was the only sector to produce a positive six-month return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	10
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	24
Trustees Approve Advisory Agreements	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Windsor Fund
Investor Shares	VWNDX	–14.8%
Admiral™ Shares[1]	VWNEX	–14.8
Russell 1000 Value Index		–9.8
Average Multi-Cap Value Fund[2]		–11.1

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$19.52	$14.60	$0.140	$2.015
Admiral Shares	65.90	49.29	0.513	6.798

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

When risk aversion is on the rise, Vanguard Windsor Fund’s emphasis on out-of-favor companies can be a prescription for underperformance. Such was the case during the six months ended April 30. The Windsor Fund returned a disappointing –14.8%, a few percentage points behind the already weak returns of its comparative standards.

The fund’s sizable position in information technology stocks, a sector that has trailed the market in recent years, and investments in health care, financials, and airline stocks explained most of the fund’s shortfall. Bright spots were few and far between during the tumultuous six months, both in the Windsor portfolio and the market at large.

Economic anxiety weighed on U.S. and international stocks

For the fiscal half-year, the broad U.S. stock market returned –9.9% amid looming fears of an economic recession. The housing slump continued, putting additional pressure on lenders and borrowers. Home prices dropped 7.7% during the first quarter of 2008—the biggest quarterly decline in 12 years. International stocks outperformed their U.S. counterparts, but just about all segments of the global equity markets recorded negative returns.

2

A mixed picture in bonds as the credit crunch spread

Bonds fared better than stocks during the period, though the fixed income markets were hardly an oasis of calm. The broad taxable bond market returned 4.1%. Much of the return came from U.S. Treasury bonds. Beyond Treasuries, fixed income returns were modest, as the credit crisis reverberated across the lending markets.

The Federal Reserve Board responded to weakness in the credit markets—and the broad economy—with five cuts to its target for the federal funds rate. At the end of April, the Fed lowered the target to 2.0%—the lowest level since December 2004.

A disappointing six-month performance in a down market

Over the past few years, Vanguard Windsor Fund has made a significant commitment to information technology, health care, and airline stocks, consistent with its longstanding emphasis on companies that have temporarily fallen from grace. The expectation is that as the business cycle progresses, these out-of-favor companies will turn in better-than-anticipated earnings, setting the stage for above-average stock market performance.

During the past six months, however, both the economic environment and the market’s mood were inhospitable to this contrarian approach. Technology stocks were hit hard, at the same time that the capital budgets of big spenders in the

Market Barometer
			Total Returns
		Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–9.5%	–4.6%	11.2%
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8
MSCI All Country World Index ex USA (International)	–9.1	4.1	23.2

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1 Annualized.

3

troubled banking and securities sectors came under intense pressure. The fund also held large stakes in some of the financial sector’s weaker performers. Overall, its financials stocks lost about 25% of their value, pruning 4.8 percentage points from the fund’s six-month result.

Health care firms, mainly large pharmaceutical companies, wrestled with regulatory setbacks and investor concern about the depth of their product pipelines. The stock prices of the major airlines, which have been working to improve their operational efficiency, were depressed by regulatory troubles and record fuel prices.

Energy stocks were the fund’s—and the market’s—one bright spot. The fund’s holdings returned about 6%. You can find more information about the fund’s performance and positioning in the report from the fund’s advisors, Wellington Management Company and AllianceBernstein, which follows this letter.

Short-term reporting provides context, not conclusions

A six-month snapshot can provide useful insight into a fund’s positioning, helping to set expectations for how the fund might perform under different scenarios. For example, will health care and information technology stocks return to investors’ favor, as the fund’s advisors seem to expect? The answer can help you put the fund’s performance in context.

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Value Fund
Windsor Fund	0.31%	0.19%	1.30%

1 Fund expense ratios reflect the six months ended April 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

4

As a verdict on the long-term success of an investment strategy, however, six-month results offer a limited perspective. We advise investors to build a broadly diversified portfolio of stock, bond, and money market funds that is consistent with their goals and circumstances. Vanguard Windsor Fund has played an important role in such long-term portfolios for millions of Vanguard shareholders. Once your investment plan is in place, it’s generally counterproductive to make changes in response to the market’s commotion.

As I close this report to you, I’d like to thank David Fassnacht, who has managed Wellington’s portion of the portfolio since 2001, for his dedicated service to Vanguard clients. At the same time, I extend a warm welcome to James N. Mordy, a long-tenured Wellington manager, who will assume responsibility for this portion of the portfolio.

Finally, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

June 12, 2008

5

Advisors’ Report

During the fiscal half-year ended April 30, 2008, Vanguard Windsor Fund returned –14.8%. This performance reflected the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the six-month period and of how their portfolio positioning reflects this assessment. These reports were prepared on May 16, 2008.

Wellington Management Company, LLP

Portfolio Manager:

David R. Fassnacht, CFA, Senior Vice President and Partner

The past six months have been one of the most tumultuous periods in the stock market in many years, with investor fear and pessimism reaching a crescendo on March 17, when investment bank Bear Stearns collapsed. Over the past six months, stocks of large-capitalization companies with little debt that were characterized by low volatility, strong price momentum, and high valuations massively outperformed contrarian all-cap stocks with low valuations. Since the latter are at the core of how we invest, the headwinds against our relative performance have

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	12,332	An opportunistic, contrarian investment approach that
Company, LLP			seeks to identify significantly undervalued securities
			utilizing bottom-up fundamental analysis. As part of
			its long-term strategy, the advisor seeks to take
			advantage of short- and intermediate-term market-
			price dislocations that result from the market’s
			shorter-term focus.
AllianceBernstein L.P.	33	6,303	A value focus that couples rigorous fundamental
			company research with quantitative risk controls
			to capture value opportunities.
Cash Investments[1]	4	713	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

6

been intense. This environment feels very similar to the one we experienced in the late 1990s. We remain convinced, as we were in 2000 and 2001, that our portfolio of now extremely cheap stocks will achieve redemption in the marketplace in due course.

Over the past six months, the market’s best-performing sectors were energy, materials, consumer staples, and utilities, which reflected investors’ continued embrace of companies that benefit from strong growth linked to emerging markets and that feature low earnings volatility. Our investment style, to which we remain true regardless of the market environment, is to seek companies that have issues or risks in the eyes of investors but also have very compelling valuations that more than compensate for these risks. In the recent market environment, cheap stocks have tended to get cheaper because most investors have been unwilling to accept risk at any price. While this process has created some of the best investment opportunities we have seen this decade, it has also significantly contributed to the very poor short-term investment performance of the Windsor Fund.

One extreme example is R.H. Donnelley, a highly leveraged, telephone directory company, which reduced revenue and earnings growth expectations by several percentage points during the period in response to economic weakness. The result was a staggering 91% decline in the stock price and a significant hit to our relative performance over the past six months. The current market capitalization of R.H. Donnelley is just over $500 million, and the firm continues to generate solid free cash flow in a fairly stable recurring-revenue business. The stock market fears the company’s debt, and we see an incredibly cheap stock.

Certainly our biggest investment mistake over the past six months was not anticipating the 50% increase in the price of crude oil. Despite modest reductions in forecasts of global oil demand over this period, the price of crude exploded upward in response to a series of supply disruptions, a plunging U.S. dollar, and increasing political tensions with Iran and Venezuela. While being underweighted in the energy sector during this period modestly hurt our performance, the spike in oil prices took a heavy toll on numerous holdings in the portfolio that have input costs tied to crude oil prices. Our airline holdings in particular were severely hurt.

As the developed world’s financial institutions and U.S. consumers are forced to reduce their borrowing over the next couple of years, we see an environment in which global demand growth will be slower than what we have become accustomed to during the past several years. We are encouraged by the aggressive policy actions being taken by the Federal Reserve Board to provide liquidity to financial institutions in an effort to prevent a systemic meltdown in global markets. As a result, we have begun to purchase financial stocks at very attractive valuations, though we continue to see very negative headlines about rising credit losses and a continuing parade of financial

7

institutions seeking to raise capital. We expect to find new, attractively valued companies in the pressured consumer discretionary sector and other sectors that are suffering from the weak economy and rapidly rising input costs. Despite the lack of economic sensitivity in the health care sector, it has been a poor performer for some time, and we see a number of very attractively valued companies there as well.

AllianceBernstein L.P.

Portfolio Managers:

Marilyn G. Fedak, CFA, Co-Chief Investment Officer and Head—Bernstein Global Value Equities

John P. Mahedy, CPA, Co-Chief Investment Officer and Director of Research—U.S. Value Equities

Though painful as they unfold, periods of acute market anxiety produce significant pricing distortions that can be exploited by investors prepared to take a disciplined long-term view. Equity valuation spreads have widened dramatically from the extreme lows of the past several years, when complacency prevailed. This has significantly increased the opportunity for us as active value managers. Accordingly, we have begun to increase our portfolio concentrations in undervalued companies identified by our fundamental and quantitative research, while also being careful to act at a measured pace and to balance the opportunity with the risks entailed.

So far, the main focus of our attention has been financial stocks, which our research indicates are discounting doomsday scenarios that are unlikely to occur. Through 2007, our research signaled caution. However, after the sector’s recent pullback and rigorous stress-testing of our forecasts for further deterioration in home prices and credit fundamentals, we recently added to our positions in financials (notably Citigroup, Wachovia, Allstate, and Deutsche Bank).

Of course, most of the portfolio is widely diversified across other sectors, where our research continues to uncover many attractive individual stocks. Notably, we have increased our exposure in industrial resources and energy stocks compared with a year ago.

8

Our industrial-resource investments are supported by our research indicating that continued strong demand and limited supply growth are likely to keep prices above the historical norms for some time, driving stronger long-term earnings growth than what is reflected in stock prices. Earlier in the year, we took advantage of depressed valuations in the sector to increase exposure to Dow Chemical. We believe investors are underestimating the benefits likely to arise from the company’s moves to reduce feedstock costs and diminish exposure to pure cyclical commodities, such as ethylene, in favor of more sophisticated, higher-margin products.

Oil prices have soared to record highs over the past six months, propelled by robust demand from developing economies, limited spare capacity, the weak U.S. dollar, and, more recently, financial flows into commodities. Energy stocks, however, have not risen by the same magnitude, and the large integrated producers have been among the sector’s biggest laggards. Profits from gasoline refining, accounting for about 20% of these firms’ earnings, have collapsed from last year’s very high levels amid weakening U.S. demand and rising inventories. Continued cost inflation for finding and developing new sources of oil led us to raise our long-term oil price forecast to $65 per barrel. On this basis and assuming a return to normal refining margins, we view our holdings as attractively valued. We have significantly expanded our positions in large integrated oil companies, most recently initiating positions in Marathon and Royal Dutch.

9

Fund Profile

As of April 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	147	619	4,783
Median Market Cap	$48.7B	$50.5B	$34.8B
Price/Earnings Ratio	16.5x	16.1x	18.1x
Price/Book Ratio	1.9x	1.9x	2.5x
Yield[3]		2.8%	1.9%
Investor Shares	1.6%
Admiral Shares	1.7%
Return on Equity	19.4%	18.1%	19.6%
Earnings Growth Rate	23.4%	19.2%	20.5%
Foreign Holdings	17.2%	0.0%	0.0%
Turnover Rate	43%[4]	—	—
Expense Ratio		—	—
Investor Shares	0.31%[4]
Admiral Shares	0.19%[4]
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12.5%	7.1%	9.3%
Consumer Staples	8.5	8.9	9.1
Energy	12.4	17.7	13.5
Financials	21.3	28.3	17.8
Health Care	14.8	7.1	11.3
Industrials	7.3	10.6	11.9
Information Technology	14.2	3.1	16.0
Materials	5.0	4.4	4.1
Telecommunication Services	2.7	6.1	3.1
Utilities	1.3	6.7	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.88	0.87
Beta	1.09	1.04

Ten Largest Holdings[6] (% of total net assets)

Comcast Corp.	broadcasting and cable TV	4.2%
Wyeth	pharmaceuticals	3.5
Cisco Systems, Inc.	communications equipment	3.0
ExxonMobil Corp.	integrated oil and gas	2.5
Microsoft Corp.	systems software	2.4
Sanofi-Aventis	pharmaceuticals	2.4
UBS AG	diversified capital markets	2.3
Bank of America Corp.	diversified financial services	2.2
Schering-Plough Corp.	pharmaceuticals	2.0
Japan Tobacco, Inc.	tobacco	1.7
Top Ten		26.2%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 28–29.

4 Annualized.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 28–29.

6 The holdings listed exclude any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 1997–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	10/23/1958	–15.86%	11.35%	4.57%
Admiral Shares	11/12/2001	–15.75	11.48	5.37[3]

1 Six months ended April 30, 2008.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 18–19 for dividend and capital gains information.

11

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.0%)[1]
Consumer Discretionary (11.9%)
	Comcast Corp.
	Special Class A	21,081,400	426,688
	Comcast Corp. Class A	19,075,100	391,993
	Home Depot, Inc.	11,120,600	320,273
*^	Ford Motor Co.	34,408,900	284,218
	Virgin Media Inc.	9,872,400	127,354
*	Viacom Inc. Class B	3,139,400	120,679
*	Toll Brothers, Inc.	4,722,600	106,920
*†	Buck Holdings, LP, Private
	Placement Shares	89,488,365	89,488
	CBS Corp.	3,215,000	74,170
^	General Motors Corp.	2,915,600	67,642
	Time Warner, Inc.	3,785,000	56,207
	Macy’s Inc.	1,600,000	40,464
	Autoliv, Inc.	600,000	36,744
*[2]	R.H. Donnelley Corp.	5,773,613	27,656
	J.C. Penney Co., Inc.
	(Holding Co.)	650,000	27,625
	Black & Decker Corp.	394,177	25,870
	Lennar Corp. Class A	1,261,400	23,235
	BorgWarner, Inc.	346,200	17,016
*	Office Depot, Inc.	1,233,722	15,644
	VF Corp.	197,236	14,670
	KB Home	425,000	9,563
			2,304,119
Consumer Staples (8.0%)
	Japan Tobacco, Inc.	67,895	330,147
	Unilever NV	7,422,590	247,787
	Wal-Mart Stores, Inc.	2,111,700	122,436
	Bunge Ltd.	975,900	111,340
*	Philip Morris
	International Inc.	2,049,800	104,601
	The Kroger Co.	3,291,350	89,689
*	Marine Harvest	125,620,000	82,444
	Safeway, Inc.	2,578,900	81,493
	SuperValu Inc.	2,285,000	75,634
	The Procter & Gamble Co.	879,000	58,937
*	Dean Foods Co.	2,150,400	49,975

			Market
			Value•
		Shares	($000)
*	Cosan Ltd.	3,592,100	47,631
	Sara Lee Corp.	2,950,000	42,805
	Altria Group, Inc.	2,049,800	40,996
	Avon Products, Inc.	668,800	26,096
	Unilever NV ADR	680,000	22,807
	Molson Coors
	Brewing Co. Class B	270,000	14,807
			1,549,625
Energy (11.6%)
	ExxonMobil Corp.	5,269,008	490,387
	Chevron Corp.	2,818,478	270,997
	BP PLC ADR	3,576,900	260,363
	ConocoPhillips Co.	2,458,798	211,825
	EnCana Corp.	1,922,038	155,320
*	Newfield Exploration Co.	2,519,000	153,054
	Total SA ADR	1,556,300	130,729
	Baker Hughes, Inc.	1,367,900	110,636
	Petroleo Brasileiro SA
	Series A ADR	859,200	86,865
	Arch Coal, Inc.	1,450,100	83,178
	Petro-Canada	1,632,100	81,801
	Royal Dutch Shell PLC
	ADR Class A	880,000	70,673
*	Transocean, Inc.	447,701	66,018
	Marathon Oil Corp.	983,500	44,818
	Petroleo Brasileiro SA ADR	231,200	28,072
			2,244,736
Financials (19.0%)
	Capital Markets (5.7%)
*	UBS AG (New York Shares)	12,868,300	432,246
	Invesco, Ltd.	6,185,454	158,657
	Lehman Brothers
	Holdings, Inc.	3,441,386	152,247
	Morgan Stanley	2,375,000	115,425
	Merrill Lynch & Co., Inc.	1,800,000	89,694
*	Deutsche Bank AG	545,000	65,095
	The Goldman Sachs
	Group, Inc.	335,000	64,109
*	UBS AG	12,868,300	21,621

12

			Market
			Value•
		Shares	($000)
	Commercial Banks (0.9%)
	Wachovia Corp.	2,162,162	63,027
	SunTrust Banks, Inc.	830,000	46,273
	Wells Fargo & Co.	1,020,000	30,345
	Huntington Bancshares Inc.	2,218,432	20,831
†	National City Corp.
	Private Placement	3,126,553	17,728

	Consumer Finance (0.3%)
	Capital One Financial Corp.	1,180,900	62,588

	Diversified Financial Services (4.8%)
	Bank of America Corp.	11,319,998	424,953
	JPMorgan Chase & Co.	6,461,100	307,871
	Citigroup, Inc.	6,991,981	176,687
	CIT Group Inc.	2,498,100	27,204

	Insurance (5.3%)
	ACE Ltd.	4,839,800	291,792
	American International
	Group, Inc.	3,307,800	152,820
	MetLife, Inc.	1,773,100	107,893
	The Travelers Cos., Inc.	2,066,917	104,173
	The Allstate Corp.	1,825,000	91,907
	PartnerRe Ltd.	1,214,900	89,878
	The Hartford Financial
	Services Group Inc.	861,200	61,378
	Genworth Financial Inc.	1,910,000	44,045
	XL Capital Ltd. Class A	980,000	34,192
	RenaissanceRe
	Holdings Ltd.	657,250	33,809
	Fidelity National Financial,
	Inc. Class A	975,000	15,590

	Thrifts & Mortgage Finance (2.0%)
	Fannie Mae	6,425,500	181,842
†	Washington Mutual Inc.
	Private Placement	9,296,421	106,787
	Freddie Mac	1,650,000	41,102
	Sovereign Bancorp, Inc.	5,020,432	37,503
	Washington Mutual, Inc.	1,100,500	13,525
*	Dime Bancorp Inc.– Litigation Tracking Warrants	7,319,300	2,342
			3,687,179
	Health Care (14.1%)
	Wyeth	15,283,800	679,671
	Schering-Plough Corp.	21,373,455	393,485
	Sanofi-Aventis	3,575,674	275,617
	Astellas Pharma Inc.	5,336,800	219,686
	Pfizer Inc.	10,255,000	206,228
	Sanofi-Aventis ADR	4,659,200	179,752
	Covidien Ltd.	3,772,975	176,160
	Aetna Inc.	4,035,200	175,935
*	Amgen, Inc.	3,137,300	131,359
	Merck & Co., Inc.	1,747,300	66,467

			Market
			Value•
		Shares	($000)
*	WellPoint Inc.	1,314,300	65,386
	McKesson Corp.	1,210,000	63,065
	AmerisourceBergen Corp.	1,359,800	55,140
	Johnson & Johnson	550,000	36,900
			2,724,851
Industrials (6.7%)
	General Electric Co.	6,980,000	228,246
	Deere & Co.	2,544,800	213,941
	Southwest Airlines Co.	9,615,084	127,304
*	Delta Air Lines Inc.	14,233,000	121,123
*[2]	Northwest Airlines Corp.	12,456,100	120,326
	Tyco International, Ltd.	2,002,575	93,700
	Northrop Grumman Corp.	1,160,000	85,341
	Caterpillar, Inc.	900,000	73,692
	SPX Corp.	564,012	69,373
	UAL Corp.	4,432,700	66,047
	Eaton Corp.	537,800	47,240
*	US Airways Group Inc.	4,384,200	37,660
	Parker Hannifin Corp.	322,500	25,752
			1,309,745
Information Technology (13.4%)
*	Cisco Systems, Inc.	22,599,500	579,451
	Microsoft Corp.	16,551,800	472,057
	QUALCOMM Inc.	7,302,900	315,412
	Applied Materials, Inc.	14,397,300	268,654
*	Flextronics
	International Ltd.	25,820,864	268,279
*[2]	Arrow Electronics, Inc.	8,642,867	235,172
	Corning, Inc.	8,137,500	217,353
^	LM Ericsson Telephone Co.
	ADR Class B	2,679,350	67,573
	Xerox Corp.	4,568,400	63,821
	International Business
	Machines Corp.	312,700	37,743
	Nokia Corp. ADR	1,175,000	35,332
	Tyco Electronics Ltd.	425,000	15,899
*	Sanmina-SCI Corp.	8,423,608	13,057
			2,589,803
Materials (4.8%)
	Rexam PLC	20,209,509	178,907
	E.I. du Pont de
	Nemours & Co.	2,548,000	124,623
	Alcoa Inc.	3,119,100	108,482
	Arcelor Mittal Class A
	New York
	Registered Shares	1,200,000	106,908
	Dow Chemical Co.	2,597,500	104,290
*	Owens-Illinois, Inc.	1,576,600	86,949
	Rohm & Haas Co.	1,467,000	78,411
	Celanese Corp. Series A	1,364,650	61,068
*	Smurfit-Stone
	Container Corp.	10,526,863	57,161
	Chemtura Corp.	3,240,781	22,426
			929,225

13

			Market
			Value•
		Shares	($000)
Telecommunication Services (2.5%)
	AT&T Inc.	6,260,717	242,352
	Verizon
	Communications Inc.	3,170,442	121,999
	Vodafone Group PLC ADR	2,358,875	74,682
	Sprint Nextel Corp.	4,714,750	37,671
			476,704
Utilities (1.1%)
	Energy Corp.	884,600	101,605
	Constellation Energy
	Group, Inc.	743,325	62,922
	American Electric
	Power Co., Inc.	1,055,300	47,098
			211,625
Exchange-Traded Funds (0.9%)
3	Vanguard Value ETF	1,689,100	105,856
3	Vanguard Total
	Stock Market ETF	446,000	61,329
			167,185
Total Common Stocks
(Cost $17,447,162)			18,194,797
Convertible Preferred Stocks (1.2%)
Financials (1.2%)
*†	National City Corp.
	0.00% Cvt. Pfd.
	Private Placement	1,331	167,706
*†	Washington Mutual Inc.
	0.00% Cvt. Pfd.
	Private Placement	416	58,432
Total Convertible Preferred Stocks
(Cost $174,700)			226,138

		Face	Market
		Amount	Value•
		($000)	($000)
Corporate Bond (0.1%)
Industrial (0.1%)
2	R.H. Donnelley Corp.
	8.875%, 1/15/16
	(Cost $16,480)	27,000	17,314

		Shares
Temporary Cash Investments (4.8%)[1]
Money Market Fund (3.0%)
4	Vanguard Market Liquidity Fund, 2.304%	542,779,688	542,780
4	Vanguard Market Liquidity Fund, 2.304%—Note G	42,937,400	42,937

		Face
		Amount
		($000)

Repurchase Agreement (1.6%)
	Credit Suisse Securities (USA) LLC
	2.000%, 5/1/08
	(Dated 4/30/08,
	Repurchase Value
	$300,917,000, collateralized
	by Federal National
	Mortgage Assn.
	4.000%–8.500%,
	9/1/18–4/1/48)	300,900	300,900

U.S. Agency Obligations (0.2%)
5	Federal Home Loan Bank
6	2.693%, 5/7/08	30,000	29,990
5	Federal Home Loan
	Mortgage Corp.
6	2.086%, 8/29/08	5,000	4,966
Total Temporary Cash Investments
(Cost $921,569)			921,573
Total Investments (100.1%)
(Cost $18,559,911)			19,359,822
Other Assets and Liabilities (–0.1%)
Other Assets—Note C			184,270
Liabilities—Note G			(195,745)
			(11,475)
Net Assets (100%)			19,348,347

14

At April 30, 2008, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	18,855,322
Undistributed Net Investment Income	66,580
Accumulated Net Realized Losses	(390,010)
Unrealized Appreciation (Depreciation)
Investment Securities	799,911
Futures Contracts	16,741
Foreign Currencies	(197)
Net Assets	19,348,347

Investor Shares—Net Assets
Applicable to 797,224,879 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,641,043
Net Asset Value Per Share—
Investor Shares	$14.60
Admiral Shares—Net Assets
Applicable to 156,371,121 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,707,304
Net Asset Value Per Share—
Admiral Shares	$49.29

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

† Restricted securities totaling $440,141,000, representing 2.3% of net assets.

^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.8% and 2.0%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6 Securities with a value of $34,956,000 have been segregated as initial margin for open futures contracts.

7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

15

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Dividends[1,2]	186,769
Interest[2]	11,131
Security Lending	844
Total Income	198,744
Expenses
Investment Advisory Fees—Note B
Basic Fee	12,515
Performance Adjustment	(1,798)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	10,725
Admiral Shares	2,429
Marketing and Distribution
Investor Shares	1,268
Admiral Shares	723
Custodian Fees	252
Shareholders’ Reports
Investor Shares	64
Admiral Shares	17
Trustees’ Fees and Expenses	13
Total Expenses	26,208
Expenses Paid Indirectly—Note D	(380)
Net Expenses	25,828
Net Investment Income	172,916
Realized Net Gain (Loss)
Investment Securities Sold[2]	(342,571)
Futures Contracts	(44,375)
Foreign Currencies	819
Realized Net Gain (Loss)	(386,127)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,339,265)
Futures Contracts	13,729
Foreign Currencies	(306)
Change in Unrealized Appreciation (Depreciation)	(3,325,842)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,539,053)

1 Dividends are net of foreign withholding taxes of $2,527,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,301,000, $7,014,000, and ($107,096,000), respectively.

16

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	172,916	380,346
Realized Net Gain (Loss)	(386,127)	2,676,257
Change in Unrealized Appreciation (Depreciation)	(3,325,842)	(479,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,539,053)	2,576,857
Distributions
Net Investment Income
Investor Shares	(102,838)	(222,495)
Admiral Shares	(75,152)	(157,242)
Realized Capital Gain[1]
Investor Shares	(1,480,135)	(1,110,084)
Admiral Shares	(995,877)	(719,706)
Total Distributions	(2,654,002)	(2,209,527)
Capital Share Transactions—Note H
Investor Shares	847,828	119,548
Admiral Shares	434,212	645,687
Net Increase (Decrease) from Capital Share Transactions	1,282,040	765,235
Total Increase (Decrease)	(4,911,015)	1,132,565
Net Assets
Beginning of Period	24,259,362	23,126,797
End of Period[2]	19,348,347	24,259,362

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $223,640,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $66,580,000 and $70,835,000.

17

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$19.52	$19.27	$17.81	$16.75	$15.23	$11.81
Investment Operations
Net Investment Income	.134	.298	.277	.265[1]	.214	.17
Net Realized and Unrealized Gain (Loss)
on Investments	(2.899)	1.782	3.007	1.163	1.501	3.42
Total from Investment Operations	(2.765)	2.080	3.284	1.428	1.715	3.59
Distributions
Dividends from Net Investment Income	(.140)	(.301)	(.265)	(.280)	(.195)	(.17)
Distributions from Realized Capital Gains	(2.015)	(1.529)	(1.559)	(.088)	—	—
Total Distributions	(2.155)	(1.830)	(1.824)	(.368)	(.195)	(.17)
Net Asset Value, End of Period	$14.60	$19.52	$19.27	$17.81	$16.75	$15.23

Total Return[2]	–14.83%	11.24%	19.72%	8.54%	11.30%	30.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,641	$14,490	$14,140	$12,871	$15,130	$13,733
Ratio of Total Expenses to
Average Net Assets[3]	0.31%*	0.31%	0.36%	0.37%	0.39%	0.48%
Ratio of Net Investment Income to
Average Net Assets	1.65%*	1.50%	1.50%	1.47%[1]	1.32%	1.27%
Portfolio Turnover Rate	43%*	40%	38%	32%	28%	23%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.03 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), 0.02%, 0.04%, 0.04%, and 0.08%.

*	Annualized.

18

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$65.90	$65.04	$60.12	$56.56	$51.41	$39.88
Investment Operations
Net Investment Income	.482	1.085	1.00	.968[1]	.787	.605
Net Realized and Unrealized Gain (Loss)
on Investments	(9.781)	6.019	10.15	3.896	5.082	11.537
Total from Investment Operations	(9.299)	7.104	11.15	4.864	5.869	12.142
Distributions
Dividends from Net Investment Income	(.513)	(1.085)	(.97)	(1.007)	(.719)	(.612)
Distributions from Realized Capital Gains	(6.798)	(5.159)	(5.26)	(.297)	—	—
Total Distributions	(7.311)	(6.244)	(6.23)	(1.304)	(.719)	(.612)
Net Asset Value, End of Period	$49.29	$65.90	$65.04	$60.12	$56.56	$51.41

Total Return	–14.77%	11.38%	19.85%	8.62%	11.46%	30.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,707	$9,770	$8,987	$7,551	$4,195	$3,321
Ratio of Total Expenses to
Average Net Assets[2]	0.19%*	0.19%	0.25%	0.27%	0.28%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.77%*	1.62%	1.61%	1.57%[1]	1.43%	1.36%
Portfolio Turnover Rate	43%*	40%	38%	32%	28%	23%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.110 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), 0.02%, 0.04%, 0.04%, and 0.08%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

20

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) and for the period ended April 30, 2008, and has concluded that no provision for federal income taxes is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, and AllianceBernstein L.P. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Wellington Management Company, LLP, the S&P 500 Index; and for AllianceBernstein L.P., the Russell 1000 Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before a decrease of $1,798,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2008, the fund had contributed capital of $1,582,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.58% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $365,000 and custodian fees by $15,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial-reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2008, the fund realized net foreign currency gains of $819,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

At April 30, 2008, the cost of investment securities for tax purposes was $18,559,911,000. Net unrealized appreciation of investment securities for tax purposes was $799,911,000, consisting of unrealized gains of $3,178,246,000 on securities that had risen in value since their purchase and $2,378,335,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	4,910	340,263	7,255
S&P 500 Index	528	182,952	7,931
S&P MidCap 400 Index	42	17,642	1,555

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2008, the fund purchased $4,328,642,000 of investment securities and sold $5,763,618,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2008, was $42,066,000, for which the fund received cash collateral of $42,937,000.

22

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2008		October 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	730,921	47,323	1,256,372	65,122
Issued in Lieu of Cash Distributions	1,543,553	99,392	1,295,835	69,016
Redeemed	(1,426,646)	(91,762)	(2,432,659)	(125,656)
Net Increase (Decrease)—Investor Shares	847,828	54,953	119,548	8,482
Admiral Shares
Issued	211,607	4,010	1,108,469	16,923
Issued in Lieu of Cash Distributions	984,443	18,791	800,310	12,629
Redeemed	(761,838)	(14,685)	(1,263,092)	(19,470)
Net Increase (Decrease)—Admiral Shares	434,212	8,116	645,687	10,082

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2007		Proceeds from	Dividend/	April 30, 2007
	Market	Purchases	Securities	Interest	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics, Inc.	351,639	—	5,748	—	235,172
Circuit City Stores, Inc.	70,456	—	54,661	—	—
Northwest Airlines Corp.	231,061	—	—	—	120,326
R.H. Donnelley Corp.	322,656	—	4,027	—	27,656
R.H. Donnelley Corp.
8.875%, 1/15/16	—	16,391	—	706	17,314
	975,812			706	400,468

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$851.74	$1.43
Admiral Shares	1,000.00	852.33	0.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.32	$1.56
Admiral Shares	1,000.00	1,023.92	0.96

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Note that the expenses shown in the table on page 24 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Wellington Management Company, LLP, and AllianceBernstein L.P. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company. Wellington Management, which was founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception in 1958. Using a bottom-up, fundamentally driven approach, Wellington Management invests in out-of-favor stocks that offer the combination of attractive valuations and underappreciated longer-term earnings growth prospects. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The team’s approach is supported by its deep and tenured analytical staff and by Wellington Management’s extensive research capabilities.

AllianceBernstein. AllianceBernstein is a global asset management firm whose diversified products and services include growth and value equities, blend strategies, and fixed income investments. AllianceBernstein has managed assets of the fund since 1999. The investment team employs a bottom-up, research-driven, value-based equity investment philosophy. It relies on extensive research resources to identify companies and industries that may be undergoing stress. It seeks to exploit mis-pricings created by investor overreaction, using as its primary valuation tool a proprietary dividend discount model. The resulting portfolio has specific risk and return expectations compared with the Russell 1000 Value Index.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and its peer funds. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

26

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management or AllianceBernstein in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062008

Vanguard® Windsor™ II Fund Semiannual Report

April 30, 2008

>	For the fiscal half-year, Vanguard Windsor II Fund returned –12.7%, declining more than its comparative large-capitalization standards.

>	In the beleaguered financials sector—which accounted for almost 60% of the fund’s negative return—the fund held a number of exceptionally poor performers.

>	In energy, the fund held some of the companies that notched superior returns.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	11
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	26
Trustees Approve Advisory Arrangements	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended April 30, 2008
	Ticker	Total
	Symbol	Returns
Vanguard Windsor II Fund
Investor Shares	VWNFX	–12.7%
Admiral™ Shares[1]	VWNAX	–12.7
Russell 1000 Value Index		–9.8
Average Large-Cap Value Fund[2]		–10.3

Your Fund’s Performance at a Glance
October 31, 2007–April 30, 2008
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$37.84	$29.36	$0.430	$3.454
Admiral Shares	67.18	52.12	0.790	6.131

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2008, Vanguard Windsor II Fund returned –12.7%. Disappointing stock selection kept the fund a few steps behind its large-capitalization value benchmark and its peers. Although many of the fund’s holdings bounced back in April as markets rallied, they could not recover ground lost earlier in the period.

Economic anxiety weighed on U.S. and foreign stocks

For the fiscal half-year, the broad U.S. stock market returned –9.9% amid looming fears of an economic recession. The housing slump continued, putting additional pressure on lenders and borrowers. Home prices dropped 7.7% during the first quarter of 2008—the biggest quarterly decline in 12 years. International stocks outperformed their U.S. counterparts, but just about all segments of the global equity markets recorded negative returns.

A mixed picture in bonds as the credit crunch spread

Bonds fared better than stocks during the period, though the fixed income markets were hardly an oasis of calm. The broad taxable bond market returned 4.1%. Much of the return came from U.S. Treasury bonds. Beyond Treasuries, fixed income returns were modest as the credit crisis reverberated across the lending markets.

The Federal Reserve Board responded to weakness in the credit markets—and the broad economy—with five cuts to its target for the federal funds rate. At the end of April, the Fed lowered the target to 2.0%—the lowest level since December 2004.

Fund’s long-term-value focus went unrewarded for the half-year

The advisors of Vanguard Windsor II Fund focus on stocks that, in their view, boast discounted price tags and attractive long-term growth potential. This approach has served investors well over many years, but it could not overcome stiff headwinds during the fiscal half-year as anxious investors punished stocks virtually across the board.

Financials—the largest position in both the fund (at 23% of assets, on average) and the benchmark—trimmed 7.4 percentage points from total return as many companies continued to grapple with subprime-mortgage fallout and the credit crunch. Three significant detractors were responsible for about half of this sector’s decline: investment banking firm Bear Stearns; SLM (Sallie Mae, a student loan provider); and commercial insurer XL Capital. On the plus side, top-ten holding JPMorgan Chase—which acquired Bear Stearns—made the second-highest contribution to the fund’s return.

As oil prices continued to set record highs, the energy sector provided welcome relief to investors. Occidental Petroleum (up +21%)—the fund’s largest holding—and coal producer Massey Energy (up +66%) were among the most substantial contributors. Although energy was the only advancing sector in both the

Market Barometer
			Total Returns
		Periods Ended April 30, 2008
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–9.5%	–4.6%	11.2%
Russell 2000 Index (Small-caps)	–12.9	–11.0	13.8
Dow Jones Wilshire 5000 Index (Entire market)	–9.9	–4.7	11.8
MSCI All Country World Index ex USA (International)	–9.1	4.1	23.2

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	4.1%	6.9%	4.4%
Lehman Municipal Bond Index	1.5	2.8	4.0
Citigroup 3-Month Treasury Bill Index	1.5	3.9	3.0

CPI
Consumer Price Index	2.8%	3.9%	3.2%

1 Annualized.

fund and its benchmark, there were scattered bright spots elsewhere. Top-ten holding International Business Machines, Wal-Mart Stores, and Baxter International (a global health care company) bolstered the fund’s return.

Overall, the fund bested its benchmark in five out of ten sectors, including information technology and utilities. This respectable accomplishment was more than offset by errors of commission and omission. In financials, weak performance by many holdings undermined the potential benefit of the fund’s below-benchmark exposure. And the fund missed some opportunities among oil and gas exploration and production companies.

As with any actively managed portfolio, your fund can be expected to experience periods of relative strength and weakness. However, the five seasoned managers responsible for Windsor II were assembled to represent different, yet complementary, investment strategies that we believe will provide competitive long-term performance at a very modest cost. For more details on the fund’s positioning and performance during the half-year, please see the Advisors’ Report, which begins on page 6.

Balance and a long-term focus are keys to sound investing

The past six months have been a disappointment for the fund. But we remind shareholders that it can be counterproductive to let the noise in market

Annualized Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Value Fund
Windsor II Fund	0.32%	0.21%	1.28%

1 Fund expense ratios reflect the six months ended April 30, 2008. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2007.

“weather reports” distract you from your long-term focus. Key to investment success is determining a diversified mix of stock, bond, and money market funds that is consistent with your long-term goals, time horizon, and risk tolerance.

By offering diversification—across experienced managers, large-cap value-oriented stocks, and active investment strategies—Vanguard Windsor II Fund can play a useful role as part of a balanced portfolio. Many of the fund’s holdings have had above-average dividend yields, which can serve as a cushion for portfolio returns. And low costs provide an advantage that compounds over time.

As I close this report to you, it’s my pleasure to introduce the fund’s new president, F. William McNabb III. Bill is a man of great character and integrity who is intimately familiar with all aspects of Vanguard—from how we serve our clients to how we invest for them.

Bill and I have worked together very closely for more than two decades. I’m thrilled that the fund’s board elected him president, effective March 1, and designated him to succeed me as chief executive officer, a role he will assume within a year, after an orderly transition. Bill and the rest of our team will serve you and our other clients extremely well in the years ahead.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

May 12, 2008

Advisors’ Report

For the fiscal half-year ended April 30, 2008, both the Investor and Admiral Shares of Vanguard Windsor II Fund returned –12.7%. This performance reflects the combined efforts of your fund’s five independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the fiscal half-year and of how portfolio positioning reflects this assessment. These comments were prepared on May 9, 2008.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Portfolio Manager:

James P. Barrow, Founding Partner

Why has our portion of Windsor II done poorly over the past six months in a declining market? Generally, value investors provide stability in a difficult economic environment. But most value investors have experienced similar adverse

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley,	61	27,900	Conducts fundamental research on individual stocks
Mewhinney & Strauss, Inc.			exhibiting traditional value characteristics: price/earnings
			and price/book ratios below the broad market average
			and dividend yields above the broad market average.
Lazard Asset Management LLC	16	7,207	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Vanguard Quantitative Equity Group	12	5,607	Employs a quantitative fundamental management
			approach, using models that assess valuation, market
			sentiment, and earnings quality of companies versus
			their peers.
Hotchkis and Wiley	5	2,274	Uses a disciplined investment approach, focusing on
Capital Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,872	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Cash Investments[1]	2	778	——

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

results, as we are all caught up in the maelstrom of a credit correction with a portfolio of cheap stocks. Companies with lower credit quality, particularly government-sponsored enterprises, have been almost excluded as borrowers—a situation that must change quickly if citizens are to be able to purchase homes and pay tuitions for education.

This mess resulted from the issuance of bonds collateralized by the mortgages of those with a poor ability to pay. When banks held these instruments, which they had not disclosed, they had to raise capital to cover the losses in these issues of dubious quality. Juxtaposed with the credit crisis has been a rapid increase in commodity prices. In the past six months, the price of oil has increased 30%, far less than the increases for many other commodities. We seem to have entered a period of stagflation.

Our normally defensive positions—including pharmaceuticals and health care—failed to hold up. We were underweighted in energy and basic industries, which didn’t help. And our consumer staples and utilities holdings didn’t perform well enough to offset unforeseen problems in financials. The bright spot in this letter of contrition is that most companies have come clean about the sins of AAA-subprime lending.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

Stocks declined during the final months of 2007 as investors grappled with intensifying turmoil in the credit markets and further large write-downs at financial companies. In 2008, markets have remained volatile, amid cycles of optimism and pessimism concerning the U.S. economy.

Despite the Federal Reserve Board’s efforts to mitigate liquidity concerns, the financials sector continued to weaken. As a result, the Fed became more aggressive and cut its target for the federal funds rate by 200 basis points in the first quarter of 2008. For the first time in recent history, the Fed also extended lending facilities to nonbank financial institutions. Amid this activity, the rally that began in mid-March in the aftermath of the near collapse of Bear Stearns continued into April. It seems that the Fed’s steps to enhance liquidity helped to calm investors’ fears of systemic risk.

Among sectors, financials, consumer discretionary, information technology, and telecommunication services were some of the worst performers over the last six months. The materials and energy sectors were the top performers, largely owing to higher commodity prices. Consumer staples stocks also performed well.

Our portfolio’s performance was aided by stock selection in financials, with strong results from holdings such as Public Storage. Banks that have been less affected by the credit turmoil—such as JPMorgan Chase and Bank of New York Mellon—also contributed positively. In the energy sector, coal producers Massey Energy and Arch Coal benefited from improving coal prices. Stock selection in the health care sector was also a plus, as Johnson & Johnson, one of our largest holdings, outperformed.

Conversely, stock selection in the consumer discretionary sector detracted from performance, as shares of R.H. Donnelley and Idearc—publishers of the Yellow Pages directories—sharply declined. We sold both positions. Stock selection in telecom services also trimmed returns, as shares of Sprint Nextel declined. We sold this position, as we believe the company’s efforts to retain subscribers have not been effective, and management’s outlook for subscriber losses was worse than expected.

Vanguard Quantitative Equity Group

Portfolio Manager: James D. Troyer, Principal

Our portfolio reflects our quantitative stock-selection model. We evaluate each stock in the benchmark against its capitalization and industry peers on the basis of three factors: valuation, earnings quality, and market sentiment as reflected in movements in the stock’s price. We blend the three factors into an overall rating for each stock, then construct our portfolio by combining our stock rating with risk measures to minimize exposure to industry and other risk characteristics. The resulting portfolio has a risk profile that is similar to the benchmark’s but reflects our model’s stock selection. During the fiscal six months, our model’s performance was positive, with the market-sentiment factor contributing the most to the portfolio’s return.

Our most-favorable performance over the six months was in the energy industry, where our model picked Hess (up +49%) and Apache (up +30%). Our model was also successful in the transportation and semiconductor industries. The financials sector hurt our returns, particularly positions in Citigroup (down –38%) and American International Group (down –26%). It is common for a quantitative process to have varying success rates across sectors during the same period.

Our process selects stocks that have attractive prices relative to their expected earnings growth and a pattern of above-average profitability relative to their peers. We believe these characteristics are likely to produce good long-term returns, and we trust that they will continue to be favored by the market.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:

George H. Davis, Jr., Chief Executive Officer

Sheldon J. Lieberman, Principal

Equity markets produced negative returns for the six months ended April 30. All sectors in the Russell 1000 Value Index, Windsor II’s benchmark, declined, with one exception—energy. Crude oil prices per barrel climbed from the high $80s to more than $110, creating a substantial tailwind for the big oil companies. The credit crisis led to widespread pessimism in the financials sector, which declined notably. We have witnessed a bifurcated market: Commodity-related stocks have done well, while financials and consumer stocks have suffered.

Overall, our stock selection was positive, but this could not overcome our underweighting in energy and our overweighting in technology. Our stock selection suffered in financials, and to a lesser extent, in the consumer discretionary sector. Within financials, we had high exposure to banks and thrifts such as Washington Mutual, Freddie Mac, Wachovia, and National City—all of which were hit by the collapse in the U.S. subprime-mortgage market. Double-digit losses from insurer XL Capital also hurt. Within consumer discretionary, media companies R.H. Donnelley and Idearc were the primary detractors to performance.

Our portfolio’s performance was cushioned by positive returns in the industrials sector from holdings such as conglomerate Tyco International, equipment manufacturer Flowserve, and airfreight carrier FedEx. In consumer staples, retail giant Wal-Mart Stores was also a positive contributor.

Armstrong Shaw Associates Inc.

Portfolio Manager:

Jeffrey M. Shaw, Chairman and Chief Investment Officer

Turmoil in the financial and credit markets and a slowing U.S. economy led to sharp declines in equities during the fiscal six months. Large-capitalization equity indexes had negative returns in every month except April.

Our portfolio had positive returns in four sectors, led by energy and telecom services. Devon Energy rallied 22% on strength in the oil and gas markets and enhanced production growth targets in the Barnett Shale. On a relative basis, we had positive stock selection in health care, information technology, and telecom services, but weak returns in consumer discretionary and energy. Unfortunately, poor stock selection in financials offset the positive impact of an underweighted position in the sector.

We continue to emphasize high-quality companies with diverse revenue streams and best-in-class management teams. More than half the portfolio derives at least 40% of its revenue from overseas,

which should provide better earnings given the weak U.S. dollar and continued, albeit moderating, global growth. Our portfolio is also exposed to less economically sensitive stocks such as CVS/Caremark, Exelon, and Procter & Gamble, which should provide defensive attributes in a slowing domestic economy. Consistent and strong free cash flow enables many of our companies to return significant value to their shareholders. For example, IBM, Alcoa, and UPS are all using their cash flow for massive share buy-backs, which should meaningfully boost their earnings-per-share growth.

Our overweighted position in information technology includes holdings in Cisco Systems, Hewlett-Packard, IBM, and Oracle—all industry leaders that generate significant free cash flow and benefit from strong overseas demand. Within the financials sector, we avoided niche firms that may appear inexpensive but are more vulnerable to liquidity issues. Although we remain underweighted in financials, we have modestly increased our exposure by emphasizing companies with the most diversified business models, strong management, and the balance sheet flexibility to take advantage of opportunities created by dislocation in the marketplace. Our timely purchase of JPMorgan Chase is a good example.

Our portfolio seems well-positioned for the risks and opportunities ahead. Compared with the benchmark, our holdings have above-average market capitalization and expected three-year growth rates in earnings per share, with an attractive forward price/earnings ratio.

Fund Profile

As of April 30, 2008

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	268	619	4,783
Median Market Cap	$50.7B	$50.5B	$34.8B
Price/Earnings Ratio	16.5x	16.1x	18.1x
Price/Book Ratio	2.1x	1.9x	2.5x
Yield[3]		2.8%	1.9%
Investor Shares	2.6%
Admiral Shares	2.7%
Return on Equity	19.3%	18.1%	19.6%
Earnings Growth Rate	17.0%	19.2%	20.5%
Foreign Holdings	7.3%	0.0%	0.0%
Turnover Rate	38%[4]	—	—
Expense Ratio		—	—
Investor Shares	0.32%[4]
Admiral Shares	0.21%[4]
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	7.7%	7.1%	9.3%
Consumer Staples	13.3	8.9	9.1
Energy	12.6	17.7	13.5
Financials	20.7	28.3	17.8
Health Care	12.3	7.1	11.3
Industrials	10.4	10.6	11.9
Information Technology	8.0	3.1	16.0
Materials	2.2	4.4	4.1
Telecommunication Services	5.5	6.1	3.1
Utilities	7.3	6.7	3.9

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.80
Beta	0.98	0.88

Ten Largest Holdings[6] (% of total net assets)

Occidental Petroleum Corp.	integrated oil and gas	3.6%
Imperial Tobacco Group ADR	tobacco	2.9
ConocoPhillips Co.	integrated oil and gas	2.9
AT&T Inc.	integrated telecommunication services	2.8
JPMorgan Chase & Co.	diversified financial services	2.7
Verizon Communications Inc.	integrated telecommunication services	2.5
International Business Machines Corp.	computer hardware	2.4
Bank of America Corp.	diversified financial services	2.3
Philip Morris International Inc.	tobacco	2.3
Citigroup, Inc.	diversified financial services	2.1
Top Ten		26.5%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary on pages 30–31.

4 Annualized.

5 For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 30–31.

6 The holdings listed exclude any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal Year Total Returns (%): October 31, 1997–April 30, 2008

Average Annual Total Returns: Periods Ended March 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	6/24/1985	–10.71%	13.04%	4.89%
Admiral Shares	5/14/2001	–10.62	13.17	4.80[3]

1 Six months ended April 30, 2008.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 20–21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of April 30, 2008

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.3%)[1]
Consumer Discretionary (7.5%)
	Carnival Corp.	17,774,500	714,002
2	Sherwin-Williams Co.	8,471,400	468,638
2	Wyndham
	Worldwide Corp.	17,689,274	379,966
2	Service Corp.
	International	25,080,100	278,640
	Comcast Corp.
	Special Class A	11,115,240	224,972
	J.C. Penney Co., Inc.
	(Holding Co.)	4,076,500	173,251
	Home Depot, Inc.	5,764,229	166,010
	Time Warner, Inc.	9,261,699	137,536
	Brinker International, Inc.	4,698,700	106,614
2	Liz Claiborne, Inc.	4,983,183	88,153
	CBS Corp.	3,726,483	85,970
	News Corp., Class A	3,966,800	71,006
	Foot Locker, Inc.	4,983,800	63,045
	The Gap, Inc.	3,359,700	62,558
	Lowe’s Cos., Inc.	2,359,900	59,446
	D. R. Horton, Inc.	3,689,900	57,157
*	Interpublic Group
	of Cos., Inc.	5,332,100	48,256
	McDonald’s Corp.	623,006	37,119
	Centex Corp.	1,549,600	32,263
	Limited Brands, Inc.	1,190,000	22,039
	Whirlpool Corp.	275,700	20,065
	Autoliv, Inc.	316,032	19,354
	New York Times Co.
	Class A	989,400	19,293
	Black & Decker Corp.	268,300	17,609
	Royal Caribbean
	Cruises, Ltd.	324,700	10,358
	Pulte Homes, Inc.	735,500	9,591
	Lennar Corp. Class A	424,100	7,812
	RadioShack Corp.	397,100	5,520
	The Stanley Works	87,200	4,207
	Macy’s Inc.	164,400	4,158
*	R.H. Donnelley Corp.	855,400	4,097

			Market
			Value•
		Shares	($000)
	Idearc Inc.	938,000	3,095
	Clear Channel
	Communications, Inc.	23,300	703
			3,402,503
Consumer Staples (12.9%)
	Imperial Tobacco
	Group ADR	13,840,000	1,328,501
*	Philip Morris
	International Inc.	20,164,099	1,028,973
	Kraft Foods Inc.	29,976,932	948,170
	Diageo PLC ADR	7,768,500	636,240
	Altria Group, Inc.	25,392,499	507,850
	Wal-Mart Stores, Inc.	4,441,700	257,530
	CVS/Caremark Corp.	4,958,780	200,186
	The Procter & Gamble Co.	2,294,700	153,860
	Kimberly-Clark Corp.	2,199,977	140,777
	Reynolds American Inc.	2,319,100	124,884
	Coca-Cola Enterprises, Inc.	5,274,600	118,679
	The Kroger Co.	3,580,700	97,574
*	Smithfield Foods, Inc.	2,581,100	74,026
	The Coca-Cola Co.	1,090,099	64,174
	Molson Coors
	Brewing Co. Class B	1,147,200	62,912
	General Mills, Inc.	573,100	34,615
	Safeway, Inc.	822,300	25,985
	SuperValu Inc.	736,300	24,372
	Bunge Ltd.	189,000	21,563
	H.J. Heinz Co.	134,000	6,306
	Anheuser-Busch Cos., Inc.	110,000	5,412
	The Estee Lauder
	Cos. Inc. Class A	106,800	4,871
			5,867,460
Energy (12.3%)
	Occidental
	Petroleum Corp.	19,789,600	1,646,692
	ConocoPhillips Co.	15,386,457	1,325,542
2	Spectra Energy Corp.	32,337,100	798,726
	ExxonMobil Corp.	6,595,094	613,805
	Chevron Corp.	4,017,629	386,295
	Massey Energy Co.	2,478,100	129,679

			Market
			Value•
		Shares	($000)
	BJ Services Co.	4,097,300	115,831
	Devon Energy Corp.	965,702	109,511
	Royal Dutch Shell
	PLC ADR Class B	1,056,500	84,203
	Marathon Oil Corp.	1,237,100	56,375
	El Paso Corp.	3,113,620	53,367
	Apache Corp.	340,470	45,855
	Baker Hughes, Inc.	465,000	37,609
	Valero Energy Corp.	766,400	37,439
	Anadarko Petroleum Corp.	498,700	33,193
	Hess Corp.	311,100	33,039
	Noble Energy, Inc.	366,000	31,842
	Pioneer Natural
	Resources Co.	424,600	24,512
	Sunoco, Inc.	342,300	15,886
	Patterson-UTI Energy, Inc.	236,600	6,611
	Rowan Cos., Inc.	157,900	6,157
	Murphy Oil Corp.	32,000	2,891
			5,595,060
Financials (19.8%)
	Capital Markets (1.5%)
	Merrill Lynch & Co., Inc.	6,521,570	324,970
	Bank of New York
	Mellon Corp.	4,027,000	175,295
	Lehman Brothers
	Holdings, Inc.	1,202,700	53,207
	Morgan Stanley	959,185	46,616
	The Goldman
	Sachs Group, Inc.	173,100	33,126
	Ameriprise Financial, Inc.	524,392	24,903
	Northern Trust Corp.	252,600	18,720

	Commercial Banks (2.3%)
	Wells Fargo & Co.	21,120,023	628,321
	Wachovia Corp.	7,375,240	214,988
	U.S. Bancorp	1,689,822	57,268
	BB&T Corp.	1,011,440	34,682
	PNC Financial
	Services Group	388,400	26,936
	Regions Financial Corp.	1,107,300	24,272
	Comerica, Inc.	603,600	20,963
	TCF Financial Corp.	1,032,400	17,964
	KeyCorp	480,100	11,585
	SunTrust Banks, Inc.	192,500	10,732
	Associated Banc-Corp.	330,900	9,355
*†	National City Corp.
	Private Placement	1,052,900	5,970
	Popular, Inc.	114,232	1,424

	Consumer Finance (1.4%)
*	SLM Corp.	21,128,300	391,507
	Capital One
	Financial Corp.	3,243,900	171,927
	American Express Co.	1,560,410	74,931
	Discover Financial Services	186,100	3,389

			Market
			Value•
		Shares	($000)
	Diversified Financial Services (7.2%)
	JPMorgan Chase & Co.	26,228,203	1,249,773
	Bank of America Corp.	27,929,211	1,048,462
	Citigroup, Inc.	38,504,341	973,005

	Insurance (5.3%)
	Manulife Financial Corp.	22,379,430	876,378
2	XL Capital Ltd. Class A	13,583,100	473,914
	The Allstate Corp.	5,711,301	287,621
	American International
	Group, Inc.	3,011,000	139,108
	Marsh & McLennan
	Cos., Inc.	3,312,645	91,396
	PartnerRe Ltd.	1,039,300	76,887
	MetLife, Inc.	1,081,600	65,815
	Genworth Financial Inc.	2,574,300	59,363
	The Travelers Cos., Inc.	1,153,000	58,111
	Unum Group	1,749,600	40,608
	Lincoln National Corp.	692,600	37,234
	The Chubb Corp.	698,204	36,984
	ACE Ltd.	599,400	36,138
	The Hartford Financial
	Services Group Inc.	355,049	25,304
	RenaissanceRe
	Holdings Ltd.	388,800	20,000
*	Arch Capital Group Ltd.	281,443	19,884
	Cincinnati Financial Corp.	496,000	17,806
*	Conseco, Inc.	1,515,500	17,656
	Everest Re Group, Ltd.	191,400	17,293
	Axis Capital Holdings Ltd.	432,600	14,669
	Prudential Financial, Inc.	182,300	13,802
	Loews Corp.	240,700	10,136
	MBIA, Inc.	242,000	2,517

	Real Estate Investment Trusts (0.6%)
	Public Storage, Inc. REIT	866,300	78,573
	CBL & Associates Properties, Inc. REIT	2,162,300	52,955
	Simon Property
	Group, Inc. REIT	161,400	16,117
	Equity Residential REIT	368,000	15,279
	Ventas, Inc. REIT	258,600	12,558
	Avalonbay Communities, Inc. REIT	123,200	12,289
	SL Green Realty Corp. REIT	115,400	10,709
	Apartment Investment &Management Co. Class A REIT	239,100	8,842
	Host Hotels &
	Resorts Inc. REIT	512,399	8,813
	UDR, Inc. REIT	342,100	8,648
	Hospitality Properties
	Trust REIT	260,000	8,354
	Camden Property
	Trust REIT	151,800	8,032

			Market
			Value•
		Shares	($000)
	Plum Creek
	Timber Co. Inc. REIT	171,300	6,996
	HCP, Inc. REIT	172,400	6,155
	Vornado Realty Trust REIT	54,300	5,055
	Boston Properties, Inc. REIT 42,423		4,263
	Kimco Realty Corp. REIT	63,400	2,530
	iStar Financial Inc. REIT	131,400	2,529
^	CapitalSource Inc. REIT	120,900	1,699
	Annaly Mortgage
	Management Inc. REIT	73,800	1,237

	Real Estate Management & Development (0.0%)
^	The St. Joe Co.	182,700	7,430

	Thrifts & Mortgage Finance (1.5%)
[2]^	Washington Mutual, Inc.	45,215,095	555,694
	Freddie Mac	3,375,100	84,074
	Fannie Mae	1,043,603	29,534
	New York Community
	Bancorp, Inc.	1,106,100	20,651
[2]*†	Washington Mutual Inc.
	Private Placement	724,900	8,018
	Countrywide
	Financial Corp.	510,000	2,948
			9,072,897
Health Care (12.0%)
	Wyeth	21,202,300	942,866
	Bristol-Myers Squibb Co.	39,922,400	877,095
	Pfizer Inc.	43,230,900	869,373
	Johnson & Johnson	9,093,220	610,064
	Baxter International, Inc.	8,825,200	549,986
*	WellPoint Inc.	9,214,800	458,436
	Quest Diagnostics, Inc.	6,746,800	338,554
	Merck & Co., Inc.	3,705,300	140,950
*	Boston Scientific Corp.	8,670,700	115,580
*	Barr Pharmaceuticals Inc.	1,983,500	99,631
	Abbott Laboratories	1,875,700	98,943
	Eli Lilly & Co.	1,828,200	88,010
	Covidien Ltd.	1,744,175	81,436
	Schering-Plough Corp.	3,575,100	65,818
	AstraZeneca Group
	PLC ADR	1,162,900	48,819
	CIGNA Corp.	472,400	20,176
*	Forest Laboratories, Inc.	579,700	20,121
*	Hospira, Inc.	467,700	19,246
	Beckman Coulter, Inc.	171,600	11,720
*	King Pharmaceuticals, Inc.	818,300	7,684
*	Invitrogen Corp.	1,300	122
			5,464,630
Industrials (10.1%)
	Honeywell
	International Inc.	14,876,200	883,646
	Illinois Tool Works, Inc.	16,025,700	837,984
	General Electric Co.	20,934,200	684,548
	ITT Industries, Inc.	8,563,000	548,032

			Market
			Value•
		Shares	($000)
2	Cooper Industries, Inc.
	Class A	12,242,600	518,964
	United Technologies Corp.	1,887,800	136,809
	Pitney Bowes, Inc.	3,155,500	113,945
	Dover Corp.	2,266,900	112,144
	Textron, Inc.	1,596,300	97,390
	The Boeing Co.	1,126,200	95,569
	Parker Hannifin Corp.	1,180,750	94,283
	Masco Corp.	4,405,700	80,228
	Northrop Grumman Corp.	981,521	72,211
	Tyco International, Ltd.	1,377,075	64,433
	United Parcel Service, Inc.	806,180	58,375
	Union Pacific Corp.	261,699	37,996
	Waste Management, Inc.	929,572	33,558
	FedEx Corp.	287,100	27,524
	Ingersoll-Rand Co.	600,200	26,637
	SPX Corp.	201,300	24,760
*	Allied Waste
	Industries, Inc.	1,507,162	18,629
	Embraer-Empresa Brasileira
	de Aeronautica SA ADR	380,400	15,855
	Emerson Electric Co.	256,100	13,384
	Norfolk Southern Corp.	197,200	11,749
*	US Airways Group Inc.	274,900	2,361
*	Delta Air Lines Inc.	237,200	2,019
			4,613,033
Information Technology (7.7%)
	International Business
	Machines Corp.	8,896,500	1,073,807
	Hewlett-Packard Co.	13,067,272	605,668
	Microsoft Corp.	14,980,500	427,244
*	Cisco Systems, Inc.	6,573,600	168,547
	Intel Corp.	7,242,400	161,216
*	Oracle Corp.	7,515,760	156,704
	Nokia Corp. ADR	5,011,900	150,708
	Electronic Data Systems Corp.	6,282,700	116,607
	CA, Inc.	4,823,028	106,782
*	Flextronics
	International Ltd.	8,638,040	89,749
	Tyco Electronics Ltd.	2,345,275	87,737
*	Dell Inc.	4,649,600	86,622
*	Sun Microsystems, Inc.	4,539,050	71,082
	Analog Devices, Inc.	1,658,400	53,417
*	Visa Inc.	526,200	43,911
	Motorola, Inc.	3,602,500	35,881
	Alcatel-Lucent ADR	4,060,700	27,085
*	Hewitt Associates, Inc.	440,400	18,056
	Intersil Corp.	639,800	17,095
*	Western Digital Corp.	428,600	12,425
	Seagate Technology	525,700	9,920
*	Computer Sciences Corp.	219,100	9,551
*	LSI Corp.	404,400	2,507
			3,532,321

			Market
			Value•
		Shares	($000)
Materials (2.1%)
	E.I. du Pont de
	Nemours & Co.	7,479,200	365,808
	Dow Chemical Co.	3,608,400	144,877
	Ball Corp.	1,980,131	106,491
	Alcoa Inc.	2,445,100	85,041
	Newmont Mining Corp.
	(Holding Co.)	1,655,800	73,203
	Cemex SAB de CV ADR	1,554,943	42,994
	Louisiana-Pacific Corp.	3,395,651	39,084
	Eastman Chemical Co.	403,700	29,672
	International Paper Co.	942,100	24,655
	Celanese Corp. Series A	506,600	22,670
	Lubrizol Corp.	366,400	21,368
	Steel Dynamics, Inc.	517,500	18,035
	Air Products &
	Chemicals, Inc.	24,900	2,451
			976,349
Telecommunication Services (5.4%)
	AT&T Inc.	32,721,475	1,266,647
	Verizon Communications Inc.	30,091,054	1,157,904
	Windstream Corp.	1,811,400	21,266
	Sprint Nextel Corp.	1,602,800	12,806
	FairPoint
	Communications, Inc.	464,249	4,276
	Embarq Corp.	99,500	4,136
	CenturyTel, Inc.	16,500	535
			2,467,570
Utilities (7.2%)
	Exelon Corp.	9,607,235	821,226
	Entergy Corp.	5,523,200	634,395
	Dominion Resources, Inc.	13,224,040	573,791
	Duke Energy Corp.	28,488,256	521,620
2	CenterPoint Energy Inc.	18,711,100	284,783
	American Electric
	Power Co., Inc.	2,977,900	132,904
	FPL Group, Inc.	745,500	49,419
	PPL Corp.	681,200	32,711
	Edison International	621,600	32,429
*	Mirant Corp.	704,500	28,962
	Public Service
	Enterprise Group, Inc.	569,500	25,007
*	Reliant Energy, Inc.	897,700	23,107
	ONEOK, Inc.	451,400	21,721
	SCANA Corp.	540,300	21,304
	MDU Resources Group, Inc.	668,000	19,285
	Southern Co.	516,164	19,217
	Ameren Corp.	229,500	10,410
	Alliant Energy Corp.	123,300	4,645
	Questar Corp.	72,200	4,479
	Energy East Corp.	139,500	3,181
	Consolidated Edison Inc.	62,200	2,588
	FirstEnergy Corp.	18,000	1,362
			3,268,546

			Market
			Value•
		Shares	($000)
Exchange-Traded Funds (1.3%)
3	Vanguard Total Stock
	Market ETF	3,098,900	426,130
3	Vanguard Value ETF	2,511,200	157,377
			583,507
Total Common Stocks
(Cost $37,596,127)			44,843,876
Convertible Preferred Stocks (0.3%)
Financials (0.3%)
[2]*†	Washington Mutual Inc.
	0.00% Cvt. Pfd.
	Private Placement	449	63,068
*†	National City Corp.
	0.00% Cvt. Pfd.
	Private Placement	460	57,960
Total Convertible Preferred Stocks
(Cost $90,900)			121,028
Temporary Cash Investments (2.3%)[1]
Money Market Fund (2.2%)
4	Vanguard Market
	Liquidity Fund, 2.304%	897,925,034	897,925
4	Vanguard Market Liquidity
	Fund, 2.304%—Note G	130,151,900	130,152
			1,028,077

		Face
		Amount
		($000)
U.S. Agency Obligations (0.1%)
5	Federal Home Loan Bank
6	2.693%, 5/7/08	25,000	24,992
5	Federal Home Loan Mortgage Corp.
6	2.158%, 8/25/08	10,000	9,934
5	Federal National Mortgage Assn.
6	2.124%, 8/1/08	2,000	1,990
6	2.549%, 5/21/08	1,000	999
			37,915
Total Temporary Cash Investments
(Cost $1,065,985)			1,065,992
Total Investments (100.9%)
(Cost $38,753,012)			46,030,896
Other Assets and Liabilities—
Net (–0.9%)			(392,881)
Net Assets (100%)			45,638,015

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities, at Value	46,030,896
Receivables for Investment
Securities Sold	35,523
Receivables for Capital Shares Issued	26,422
Other Assets—Note C	56,511
Total Assets	46,149,352
Liabilities
Payables for Investment
Securities Purchased	122,628
Security Lending Collateral
Payable to Brokers—Note G	130,152
Payables for Capital Shares Redeemed	164,691
Other Liabilities	93,866
Total Liabilities	511,337
Net Assets (100%)	45,638,015

At April 30, 2008, net assets consisted of:[7]
Amount
($000)
Paid-in Capital	39,769,922
Undistributed Net Investment Income	293,059
Accumulated Net Realized Losses	(1,710,691)
Unrealized Appreciation
Investment Securities	7,277,884
Futures Contracts	7,841
Net Assets	45,638,015

Investor Shares—Net Assets
Applicable to 970,319,430 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	28,484,133
Net Asset Value Per Share—
Investor Shares	$29.36

Admiral Shares—Net Assets
Applicable to 329,092,375 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,153,882
Net Asset Value Per Share—
Admiral Shares	$52.12

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

† Restricted securities totaling $135,016,000, representing 0.3% of net assets.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 1.9%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.

3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

6 Securities with a value of $37,915,000 have been segregated as initial margin for open futures contracts.

7 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
April 30, 2008
($000)
Investment Income
Income
Dividends[1,2]	624,133
Interest[2]	27,141
Security Lending	2,142
Total Income	653,416
Expenses
Investment Advisory Fees—Note B
Basic Fee	29,649
Performance Adjustment	(1,126)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	24,816
Admiral Shares	6,060
Marketing and Distribution
Investor Shares	3,127
Admiral Shares	1,852
Custodian Fees	287
Shareholders’ Reports
Investor Shares	243
Admiral Shares	77
Trustees’ Fees and Expenses	29
Total Expenses	65,014
Expenses Paid Indirectly—Note D	(1,157)
Net Expenses	63,857
Net Investment Income	589,559
Realized Net Gain (Loss)
Investment Securities Sold[2]	(1,612,135)
Futures Contracts	(56,023)
Realized Net Gain (Loss)	(1,668,158)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(5,760,964)
Futures Contracts	(17,430)
Change in Unrealized Appreciation (Depreciation)	(5,778,394)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,856,993)

1 Dividends are net of foreign withholding taxes of $1,701,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $69,450,000, $26,066,000, and ($984,684,000), respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2008	2007
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	589,559	1,147,263
Realized Net Gain (Loss)	(1,668,158)	5,293,780
Change in Unrealized Appreciation (Depreciation)	(5,778,394)	463,206
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,856,993)	6,904,249
Distributions
Net Investment Income
Investor Shares	(381,306)	(694,907)
Admiral Shares	(240,281)	(415,089)
Realized Capital Gain[1]
Investor Shares	(3,062,865)	(1,263,004)
Admiral Shares	(1,864,764)	(676,757)
Total Distributions	(5,549,216)	(3,049,757)
Capital Share Transactions—Note H
Investor Shares	2,379,820	560,388
Admiral Shares	1,592,781	2,932,482
Net Increase (Decrease) from Capital Share Transactions	3,972,601	3,492,870
Total Increase (Decrease)	(8,433,608)	7,347,362
Net Assets
Beginning of Period	54,071,623	46,724,261
End of Period[2]	45,638,015	54,071,623

1 Includes fiscal 2008 and 2007 short-term gain distributions totaling $731,868,000 and $134,373,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $293,059,000 and $325,087,000.

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$37.84	$35.14	$31.61	$28.49	$24.61	$20.87
Investment Operations
Net Investment Income	.391	.803	.760	.65	.56	.51
Net Realized and Unrealized Gain (Loss)
on Investments	(4.987)	4.145	4.368	3.10	3.87	3.75
Total from Investment Operations	(4.596)	4.948	5.128	3.75	4.43	4.26
Distributions
Dividends from Net Investment Income	(.430)	(.790)	(.720)	(.63)	(.55)	(.52)
Distributions from Realized Capital Gains	(3.454)	(1.458)	(.878)	—	—	—
Total Distributions	(3.884)	(2.248)	(1.598)	(.63)	(.55)	(.52)
Net Asset Value, End of Period	$29.36	$37.84	$35.14	$31.61	$28.49	$24.61

Total Return[1]	–12.71%	14.62%	16.85%	13.22%	18.15%	20.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,484	$33,821	$30,790	$28,199	$26,232	$20,843
Ratio of Total Expenses to
Average Net Assets[2]	0.32%*	0.33%	0.34%	0.35%	0.37%	0.43%
Ratio of Net Investment Income to
Average Net Assets	2.46%*	2.19%	2.28%	2.14%	2.07%	2.31%
Portfolio Turnover Rate	38%*	51%	34%	28%	22%	29%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, 0.02%, and 0.03%.

*	Annualized.

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$67.18	$62.41	$56.13	$50.59	$43.69	$37.05
Investment Operations
Net Investment Income	.721	1.491	1.402	1.224	1.043	.95
Net Realized and Unrealized Gain (Loss)
on Investments	(8.860)	7.348	7.782	5.493	6.885	6.65
Total from Investment Operations	(8.139)	8.839	9.184	6.717	7.928	7.60
Distributions
Dividends from Net Investment Income	(.790)	(1.481)	(1.346)	(1.177)	(1.028)	(.96)
Distributions from Realized Capital Gains	(6.131)	(2.588)	(1.558)	—	—	—
Total Distributions	(6.921)	(4.069)	(2.904)	(1.177)	(1.028)	(.96)
Net Asset Value, End of Period	$52.12	$67.18	$62.41	$56.13	$50.59	$43.69

Total Return	–12.68%	14.71%	17.01%	13.34%	18.30%	20.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,154	$20,250	$15,934	$11,992	$4,849	$3,412
Ratio of Total Expenses to
Average Net Assets[1]	0.21%*	0.23%	0.23%	0.22%	0.26%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.57%*	2.29%	2.39%	2.25%	2.17%	2.41%
Portfolio Turnover Rate	38%*	51%	34%	28%	22%	29%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, 0.02%, and 0.03%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Windsor Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) and for the period ended April 30, 2008, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Armstrong Shaw Associates Inc.; Barrow, Hanley, Mewhinney & Strauss, Inc.; Hotchkis and Wiley Capital Management, LLC; and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance since January 31, 2006, relative to the Russell 1000 Value Index. The basic fee of Barrow, Hanley, Mewhinney & Strauss, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500/Barra Value Index for periods prior to May 1, 2006, and the new benchmark, the MSCI US Prime Market 750 Index, beginning May 1, 2006. The benchmark change will be fully phased in by April 2009. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance since January 31, 2004, relative to the MSCI US Investable Market 2500 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance since January 31, 2007, relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $617,000 for the six months ended April 30, 2008.

For the six months ended April 30, 2008, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before a decrease of $1,126,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2008, the fund had contributed capital of $3,747,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.75% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2008, these arrangements reduced the fund’s management and administrative expenses by $1,120,000 and custodian fees by $37,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2008, the cost of investment securities for tax purposes was $38,753,012,000. Net unrealized appreciation of investment securities for tax purposes was $7,277,884,000, consisting of unrealized gains of $11,174,887,000 on securities that had risen in value since their purchase and $3,897,003,000 in unrealized losses on securities that had fallen in value since their purchase.

At April 30, 2008, the aggregate settlement value of open futures contracts expiring in June 2008 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	519	179,834	7,796
E-mini S&P 500 Index	171	11,850	45

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended April 30, 2008, the fund purchased $8,978,103,000 of investment securities and sold $9,235,819,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at April 30, 2008, was $111,207,000, for which the fund received cash collateral of $130,152,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2008		October 31, 2007
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,081,060	67,727	4,380,015	120,782
Issued in Lieu of Cash Distributions	3,369,354	108,444	1,911,239	54,285
Redeemed	(3,070,594)	(99,656)	(5,730,866)	(157,390)
Net Increase (Decrease)—Investor Shares	2,379,820	76,515	560,388	17,677
Admiral Shares
Issued	1,337,324	23,708	4,143,312	64,275
Issued in Lieu of Cash Distributions	1,986,102	36,013	1,020,200	16,296
Redeemed	(1,730,645)	(32,043)	(2,231,030)	(34,474)
Net Increase (Decrease)—Admiral Shares	1,592,781	27,678	2,932,482	46,097

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	October 31, 2007		Proceeds From		April 30, 2008
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Bear Stearns Co., Inc.	949,509	—	233,790	2,518	—
CenterPoint Energy Inc.	313,598	—	—	6,596	284,783
Cooper Industries, Inc. Class A	589,786	45,721	5,093	5,164	518,964
Liz Claiborne, Inc.	NA1	16,818	—	548	88,153
Massey Energy Co.	136,424	—	72,138	364	NA2
Service Corp. International	377,379	—	13,773	2,006	278,640
Sherwin-Williams Co.	551,879	—	8,872	5,723	468,638
SLM Corp.	998,877	—	1,964	—	NA2
Spectra Energy Corp.	NA1	24,692	—	14,332	798,726
Washington Mutual, Inc.	NA1	647,958	65,383	13,494	555,694
Washington Mutual, Inc.
Private Placement	NA1	6,343	—	—	8,018
Washington Mutual, Inc. Cvt. Pfd.
Private Placement	NA1	44,900	—	—	63,068
Wyndham Worldwide Corp.	550,371	34,557	13,787	1,400	379,966
XL Capital Ltd. Class A	940,084	63,866	21,691	10,489	473,914
	5,407,907			62,634	3,918,564

1 At October 31, 2007, the issuer was not an affiliated company of the fund.

2 At April 30, 2008, the security was still held but the issuer is no longer an affiliated company of the fund.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended April 30, 2008
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2007	4/30/2008	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$872.89	$1.49
Admiral Shares	1,000.00	873.19	0.98
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.27	$1.61
Admiral Shares	1,000.00	1,023.82	1.06

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, Inc.; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc; and The Vanguard Group, Inc. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed, and its professionals retain significant equity ownership. The firm has advised Vanguard Windsor II Fund since the fund’s inception in 1985.

Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price-appreciation potential, with below-average price/earnings ratios and price/book value ratios, and above-average current yields.

Lazard Asset Management. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. Lazard is a subsidiary of Lazard Frères & Co., LLC, and has advised the fund since 2007.

The investment team at Lazard employs a bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation.

Hotchkis and Wiley Capital Management. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. The firm has advised Vanguard Windsor II Fund since 2003.

Hotchkis and Wiley invests mainly in large-cap stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.

Armstrong Shaw Associates. Founded in 1984, Armstrong Shaw is employee-owned and invests in large-capitalization value products. The firm has advised Vanguard Windsor II Fund since 2006.

Armstrong Shaw constructs a portfolio of large-cap stocks using a combination of fundamental and qualitative criteria to identify individual companies for potential investment. The firm’s disciplined, absolute value-based approach determines the intrinsic value of a company through analysis of its cash flow or an appraisal of its assets. Candidates for purchase are stocks selling at a substantial discount to this intrinsic value, from companies that also have a sound business and a capable management team.

The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and has led the Quantitative Equity Group since 1987. The group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the fund’s advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each of the existing advisors has carried out the fund’s investment strategy in disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by the fund’s peers. The board noted that the fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Barrow Hanley; Lazard; Hotchkis and Wiley; or Armstrong Shaw in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund's shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley; Lazard; Hotchkis and Wiley; and Armstrong Shaw. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each firm increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group; Director of Vanguard Marketing Corporation.
Chief Executive Officer
155 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
155 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood
Born 1948	Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing
Trustee since January 2008	Officer for North America since 2004 and Corporate Vice President of Xerox Corporation
155 Vanguard Funds Overseen	(photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), of the United Way of Rochester, and of the Boy Scouts of America.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
155 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
155 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004; Trustee of the National Constitution Center since 2007.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
155 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean and Director of Faculty
155 Vanguard Funds Overseen	Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
155 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
155 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
155 Vanguard Funds Overseen

F. William McNabb III
Born 1957	Principal Occupation(s) During the Past Five Years: President of The Vanguard Group, Inc.,
President since March 2008	and of each of the investment companies served by The Vanguard Group since 2008;
155 Vanguard Funds Overseen	Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group
(1995–2008).

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
155 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Director and Senior Vice President of Vanguard Marketing Corporation
since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller	Glenn W. Reed
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Windsor, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062008

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: June 13, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: June 13, 2008

VANGUARD WINDSOR FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: June 13, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.